Exhibit 10.1

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”), dated as of January 15, 2014, is made by and between THE FRESHWATER GROUP, INC., an Arizona corporation (“Assignor”), and WATERMARK PARKVIEW OWNER, LLC, a Delaware limited liability company (“Assignee”).
WHEREAS, Assignor entered into that certain Purchase and Sale Agreement (as amended from time to time, the “Purchase Contract”) dated as of October 31, 2013, between Assignor, as purchaser, and Parkview Frisco, L.P., a Texas limited partnership (“Seller”), pursuant to which Assignor agreed to purchase, and Seller agreed to sell, the Property, as more particularly described in the Purchase Contract; and
WHEREAS, in accordance with the terms of Section 22(i) of the Purchase Contract, Assignor desires to assign, and Assignee desires to assume, all of Assignor’s right, title and interest in, to and under the Purchase Contract.
NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:
1.ASSIGNMENT AND ASSUMPTION.  In accordance with the terms of Section 22(i) of the Purchase Contract, Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in, to and under the Purchase Contract to Assignee, without recourse, representation or warranty, and Assignee hereby accepts Assignor’s interest in, to and under the Purchase Contract and assumes all of the duties, obligations and responsibilities of Assignor thereunder.
2.SUCCESSORS AND ASSIGNS.  This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, successors and assigns.
3.COUNTERPARTS; NO ORAL MODIFICATIONS. This Assignment may be executed in counterparts by .pdfs or facsimile signatures, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Assignment may not be modified except pursuant to a written instrument executed by all of the parties hereto.
4.GOVERNING LAW.  This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.
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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

THE FRESHWATER GROUP, INC.,
an Arizona corporation

By:    /s/ David Freshwater
Name:    David Freshwater
Title:    President

ASSIGNEE:

WATERMARK PARKVIEW OWNER, LLC,
a Delaware limited liability company

By:    /s/ David Barnes
Name:    David Barnes
Title:    Authorized Signatory

Signature Page to Assignment and Assumption of PSA (Frisco)